     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 31, 2000


                                                      REGISTRATION NO. 333-40478


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------


                                AMENDMENT NO. 1
                                       TO


                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                           --------------------------

                              AES RED OAK, L.L.C.
             (Exact name of registrant as specified in its charter)

            DELAWARE                            4930                           54-1889658
    (State of Organization)         (Primary Standard Industrial    (I.R.S. Employer Identification
                                       Classification Number)                     No.)

                           --------------------------

                             1001 NORTH 19TH STREET
                           ARLINGTON, VIRGINIA 22209
                                 (703) 522-1315
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                         ------------------------------

                                  PATTY ROLLIN
                             1001 NORTH 19TH STREET
                           ARLINGTON, VIRGINIA 22209
                                 (703) 522-1315
       (Names and addresses, including zip codes, and telephone numbers, including area codes, of agents for service)
                         ------------------------------

  IT IS RESPECTFULLY REQUESTED THAT THE COMMISSION SEND COPIES OF ALL NOTICES,
                         ORDERS AND COMMUNICATIONS TO:

                                MICHAEL B. BARR
                               HUNTON & WILLIAMS
                               1900 K STREET, NW
                              WASHINGTON, DC 20006
                                 (202) 955-1500
                           (202) 778-2201 (FACSIMILE)

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE AND ALL OTHER CONDITIONS TO THE PROPOSED EXCHANGE OFFER DESCRIBED HEREIN HAVE BEEN SATISFIED OR WAIVED.

    If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ______

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ______

                           --------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT WILL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT WILL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT WILL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

EXPLANATORY NOTE:



    This Amendment No. 1 is being filed by AES Red Oak, L.L.C. solely for the purpose of filing the exhibits to the Registration Statement that have not been previously filed.

                                    PART II
                   INFORMATION NOT REQUIRED IN THE PROSPECTUS


ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES



       EXHIBIT
       NUMBER           DESCRIPTION
---------------------   -----------
 3*                     Amended and Restated Limited Liability Company Agreement,
                        dated as of November 23, 1999 by AES Red Oak, L.L.C.

 4.1(a)*                Trust Indenture, dated as of March 1, 2000, by and among AES
                        Red Oak, L.L.C., the Trustee and the Depositary Bank.

 4.1(b)*                First Supplemental Indenture, dated as of March 1, 2000, by and among AES Red Oak, L.L.C., the Trustee and the
                        Depositary Bank.

 4.2*                   Collateral Agency and Intercreditor Agreement, dated as of
                        March 1, 2000, by and among AES Red Oak, L.L.C., the
                        Trustee, the Collateral Agent, the Debt Service Reserve
                        Letter of Credit Provider, the Power Purchase Agreement
                        Letter of Credit Provider, the Working Capital Provider and
                        the Depositary Bank.

 4.3*                   Debt Service Reserve Letter of Credit and Reimbursement
                        Agreement, dated as of March 1, 2000, by and among AES Red
                        Oak, L.L.C., the Debt Service Reserve Letter of Credit
                        Provider and the Banks named therein.

 4.4*                   Power Purchase Agreement Letter of Credit and Reimbursement
                        Agreement, dated as of March 1, 2000, by and among AES Red
                        Oak, L.L.C., the Power Purchase Agreement Letter of Credit
                        Provider and the Banks named therein.

 4.5*                   Global Bond, dated March 15, 2000, evidencing 8.54% Senior
                        Secured Bonds of AES Red Oak, L.L.C., Series A due 2019 in the principal amount of $224,000,000.

 4.6*                   Global Bond, dated March 15, 2000, evidencing 9.20% Senior
                        Secured Bonds of AES Red Oak, L.L.C., Series B due 2029 in the principal amount of $160,000,000.

 4.7*                   Equity Subscription Agreement, dated as of March 1, 2000, by and among AES Red Oak, L.L.C., AES Red Oak, Inc. and the
                        Collateral Agent.

 4.8*                   Working Capital Agreement, dated as of March 1, 2000, by and among AES Red Oak, L.L.C., Working Capital Provider, and the
                        Banks named therein.

 4.9* Security Agreement, dated as of March 1, 2000, by and between AES Red Oak, L.L.C. and the Collateral Agent.

 4.10*                  Pledge and Security Agreement, dated as of March 1, 2000, by and between AES Red Oak, Inc. and the Collateral Agent.

 4.11*                  Pledge and Security Agreement, dated as of March 1, 2000, by and between AES Red Oak, L.L.C. and the Collateral Agent.

 4.12*                  Consent to Assignment, dated as of March 1, 2000, by and
                        between Williams Energy Marketing & Trading Company and the
                        Collateral Agent, and consented to by AES Red Oak, L.L.C.
                        (with respect to the Power Purchase Agreement).

       EXHIBIT
       NUMBER           DESCRIPTION
---------------------   -----------
 4.13*                  Consent to Assignment, dated as of March 1, 2000, by and
                        between The Williams Companies, Inc. and the Collateral
                        Agent, and consented to by AES Red Oak, L.L.C. (with respect to the PPA Guaranty)

 4.14* Consent to Assignment, dated as of March 1, 2000, by and between Raytheon Engineers & Constructors, Inc. and the
                        Collateral Agent, and consented to by AES Red Oak, L.L.C.
                        (with respect to the EPC Contract).

 4.15*                  Consent to Assignment, dated as of March 1, 2000, by and
                        between Raytheon Company and the Collateral Agent, and
                        consented to by AES Red Oak, L.L.C. (with respect to the EPC
                        Guaranty).

 4.16* Consent to Assignment, dated as of March 1, 2000, by and between Siemens Westinghouse Power Corporation and the
                        Collateral Agent, and consented to by AES Red Oak, L.L.C.
                        (with respect to the Maintenance Services Agreement).

 4.17*                  Consent to Assignment, dated as of March 1, 2000, by and
                        between AES Sayreville, L.L.C. and the Collateral Agent, and consented to by AES Red Oak, L.L.C. (with respect to the
                        Development and Operations Services Agreement).

 4.18*                  Consent to Assignment, dated as of March 1, 2000, by and
                        between Jersey Central Power and Light Company d/b/a/ GPU
                        Energy and the Collateral Agent, and consented to by AES Red
                        Oak, L.L.C. (with respect to the Interconnection Agreement).

 4.19*                  Consent to Assignment, dated as of March 1, 2000, by and
                        between the Borough of Sayreville and the Collateral Agent, and consented to by AES Red Oak, L.L.C. (with respect to the
                        Water Supply Agreement).

 5*                     Opinion of Hunton & Williams regarding Legality.

 10.1                   Fuel Conversion Services, Capacity and Ancillary Services
                        Purchase Agreement, dated as of September 17, 1999, and
                        Amendment No. 1, dated as of February 21, 2000, by and
                        between AES Red Oak, L.L.C. and Williams Energy Marketing &
                        Trading Company. (Portions of this exhibit have been omitted pursuant to a request for confidential treatment.)

 10.2(a)                Agreement for Engineering, Procurement and Construction
                        Services, dated as of October 15, 1999, and Amendment No. 1, dated as of February 23, 2000, by and between AES Red Oak,
                        L.L.C. and Raytheon Engineers & Constructors, Inc. (Portions
                        of this exhibit have been omitted pursuant to a request for confidential treatment.)

 10.2(b)                EPC Contract Prepayment Coordination Agreement, dated as of
                        March 14, 2000, between AES Red Oak, L.L.C. and Raytheon
                        Engineers and Constructors, Inc. (Portions of this exhibit have been omitted pursuant to a request for confidential
                        treatment.)

 10.3                   Guaranty, dated as of October 15, 1999, by Raytheon Company in favor of AES Red Oak, L.L.C. (Portions of this exhibit
                        have been omitted pursuant to a request for confidential
                        treatment.)

 10.4                   Maintenance Program Parts, Shop Repairs and Scheduled Outage
                        TFA Services Contract, dated as of December 8, 1999, and
                        Amendment No. 1, dated February 15, 2000, by and between AES
                        Red Oak, L.L.C. and Siemens Westinghouse Power Corporation.
                        (Portions of this exhibit have been omitted pursuant to a
                        request for confidential treatment.)

 10.5                   Development and Operations Services Agreement, dated as of
                        March 1, 2000, by and between AES Sayreville, L.L.C. and AES
                        Red Oak, L.L.C.

       EXHIBIT
       NUMBER           DESCRIPTION
---------------------   -----------
 10.7*                  Water Supply Agreement, dated as of December 22, 1999, by
                        and between AES Red Oak, L.L.C. and the Borough of
                        Sayreville.

 10.8                   Generation Facility Transmission Interconnection Agreement,
                        dated as of April 27, 1999, by and between Jersey Central
                        Power & Light Company d/b/a GPU Energy and AES Red Oak,
                        L.L.C.

 10.9*                  Mortgage, Security Agreement and Assignment of Leases and
                        Income, dated as of March 1, 2000, by and between AES Red
                        Oak, L.L.C. and the Mortgagee.

 10.10*                 Assignment of Leases and Income, dated as of March 1, 2000, by and between AES Red Oak, L.L.C. and the Collateral Agent.

 10.11* Financial Agreement, dated as of December 3, 1999, by and between AES Red Oak Urban Renewal Corporation and the
                        Borough of Sayreville.

 10.12*                 Promissory Note, dated as of March 15, 2000, of AES Red Oak
                        Urban Renewal Corporation to AES Red Oak, L.L.C.

 10.13* Ground Lease Agreement, dated as of March 1, 2000, by and between AES Red Oak, L.L.C. and AES Red Oak Urban Renewal
                        Corporation.

 10.14* Sublease Agreement, dated as of March 1, 2000, by and between AES Red Oak Urban Renewal Corporation and AES Red
                        Oak, L.L.C.

 10.15* Memorandum of Ground Lease, dated as of March 1, 2000, by and between AES Red Oak, L.L.C. and AES Red Oak Urban
                        Renewal Corporation.

 10.16* Memorandum of Sublease, dated as of March 1, 2000, by and between AES Red Oak Urban Renewal Corporation and AES Red
                        Oak, L.L.C.

 10.17*                 Construction Agency Agreement, dated as of March 1, 2000, by and between AES Red Oak Urban Renewal Corporation and AES
                        Red Oak, L.L.C.

 10.18*                 Leasehold Mortgage, Security Agreement and Assignment of
                        Leases and Income, dated as of March 1, 2000, by and between
                        AES Red Oak Urban Renewal Corporation and AES Red Oak,
                        L.L.C.

 10.19*                 Assignment of Mortgage, dated as of March 1, 2000, by AES
                        Red Oak, L.L.C. in favor of the Collateral Agent.

 10.20* URC Security Agreement, dated as of March 1, 2000, by and between AES Red Oak Urban Renewal Corporation and AES Red
                        Oak, L.L.C.

 10.21*                 Assignment of Leases and Income, dated as of March 1, 2000, by and between AES Red Oak Urban Renewal Corporation and AES
                        Red Oak, L.L.C.

 10.22* Assignment of Assignment of Leases and Income, dated as of March 1, 2000, by AES Red Oak, L.L.C. in favor of the
                        Collateral Agent.

 10.23                  Guaranty, dated as of March 1, 2000, by The Williams
                        Companies, Inc. in favor of AES Red Oak, L.L.C. (PPA
                        Guaranty). (Portions of this exhibit have been omitted pursuant to a request for confidential treatment.)

 23.1*                  Consent of Stone & Webster.

 23.2*                  Consent of ICF Resources Incorporated.

       EXHIBIT
       NUMBER           DESCRIPTION
---------------------   -----------
 23.3*                  Consent of Hunton & Williams (contained in Exhibit 5).

 23.4*                  Consent of Deloitte & Touche LLP.

 24* Power of Attorney (included on the signature page of this registration statement).

 25*                    Statement of Eligibility and Qualification on Form T-1 of
                        The Bank of New York, as Trustee under the Indenture.

 27*                    Financial Data Schedule.

 99.1*                  Form of Letter of Transmittal.

 99.2*                  Form of Letter to Clients.

 99.3*                  Form of Letter to Registered Holders and DTC Participants.

 99.4*                  Form of Notice of Guaranteed Delivery.


------------------------


* Previously filed as an Exhibit to our Company's Registration Statement No. 333-40478 on Form S-4.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Arlington, and Commonwealth of Virginia, on July 31, 2000.



                                                       AES RED OAK, L.L.C.

                                                       By:               /s/ BARRY SHARP
                                                            -----------------------------------------
                                                                           Barry Sharp


                               POWER OF ATTORNEY


    Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.



               SIGNATURE                                    TITLE                            DATE
               ---------                                    -----                            ----
         /s/ JOHN RUGGIRELLO*            President and Director
    -------------------------------                                                      July 31, 2000
            John Ruggirello

            /s/ BARRY SHARP              Director and Chief Financial Officer (and
    -------------------------------      principal accounting officer)                   July 31, 2000
              Barry Sharp

                                         Director
    -------------------------------                                                      July 31, 2000
              Roger Naill

            /s/ BARRY SHARP
    -------------------------------
    *Barry Sharp, Attorney-in-Fact

                                 EXHIBIT INDEX


       EXHIBIT
       NUMBER           DESCRIPTION
---------------------   -----------
 3*                     Amended and Restated Limited Liability Company Agreement,
                        dated as of November 23, 1999 by AES Red Oak, L.L.C.

 4.1(a)*                Trust Indenture, dated as of March 1, 2000, by and among AES
                        Red Oak, L.L.C., the Trustee and the Depositary Bank.

 4.1(b)*                First Supplemental Indenture, dated as of March 1, 2000, by and among AES Red Oak, L.L.C., the Trustee and the
                        Depositary Bank.

 4.2*                   Collateral Agency and Intercreditor Agreement, dated as of
                        March 1, 2000, by and among AES Red Oak, L.L.C., the
                        Trustee, the Collateral Agent, the Debt Service Reserve
                        Letter of Credit Provider, the Power Purchase Agreement
                        Letter of Credit Provider, the Working Capital Provider and
                        the Depositary Bank.

 4.3*                   Debt Service Reserve Letter of Credit and Reimbursement
                        Agreement, dated as of March 1, 2000, by and among AES Red
                        Oak, L.L.C., the Debt Service Reserve Letter of Credit
                        Provider and the Banks named therein.

 4.4*                   Power Purchase Agreement Letter of Credit and Reimbursement
                        Agreement, dated as of March 1, 2000, by and among AES Red
                        Oak, L.L.C., the Power Purchase Agreement Letter of Credit
                        Provider and the Banks named therein.

 4.5*                   Global Bond, dated March 15, 2000, evidencing 8.54% Senior
                        Secured Bonds of AES Red Oak, L.L.C., Series A due 2019 in the principal amount of $224,000,000.

 4.6*                   Global Bond, dated March 15, 2000, evidencing 9.20% Senior
                        Secured Bonds of AES Red Oak, L.L.C., Series B due 2029 in the principal amount of $160,000,000.

 4.7*                   Equity Subscription Agreement, dated as of March 1, 2000, by and among AES Red Oak, L.L.C., AES Red Oak, Inc. and the
                        Collateral Agent.

 4.8*                   Working Capital Agreement, dated as of March 1, 2000, by and among AES Red Oak, L.L.C., Working Capital Provider, and the
                        Banks named therein.

 4.9* Security Agreement, dated as of March 1, 2000, by and between AES Red Oak, L.L.C. and the Collateral Agent.

 4.10*                  Pledge and Security Agreement, dated as of March 1, 2000, by and between AES Red Oak, Inc. and the Collateral Agent.

 4.11*                  Pledge and Security Agreement, dated as of March 1, 2000, by and between AES Red Oak, L.L.C. and the Collateral Agent.

 4.12*                  Consent to Assignment, dated as of March 1, 2000, by and
                        between Williams Energy Marketing & Trading Company and the
                        Collateral Agent, and consented to by AES Red Oak, L.L.C.
                        (with respect to the Power Purchase Agreement).

 4.13*                  Consent to Assignment, dated as of March 1, 2000, by and
                        between The Williams Companies, Inc. and the Collateral
                        Agent, and consented to by AES Red Oak, L.L.C. (with respect to the PPA Guaranty)

 4.14* Consent to Assignment, dated as of March 1, 2000, by and between Raytheon Engineers & Constructors, Inc. and the
                        Collateral Agent, and consented to by AES Red Oak, L.L.C.
                        (with respect to the EPC Contract).

       EXHIBIT
       NUMBER           DESCRIPTION
---------------------   -----------
 4.15*                  Consent to Assignment, dated as of March 1, 2000, by and
                        between Raytheon Company and the Collateral Agent, and
                        consented to by AES Red Oak, L.L.C. (with respect to the EPC
                        Guaranty).

 4.16* Consent to Assignment, dated as of March 1, 2000, by and between Siemens Westinghouse Power Corporation and the
                        Collateral Agent, and consented to by AES Red Oak, L.L.C.
                        (with respect to the Maintenance Services Agreement).

 4.17*                  Consent to Assignment, dated as of March 1, 2000, by and
                        between AES Sayreville, L.L.C. and the Collateral Agent, and consented to by AES Red Oak, L.L.C. (with respect to the
                        Development and Operations Services Agreement).

 4.18*                  Consent to Assignment, dated as of March 1, 2000, by and
                        between Jersey Central Power and Light Company d/b/a/ GPU
                        Energy and the Collateral Agent, and consented to by AES Red
                        Oak, L.L.C. (with respect to the Interconnection Agreement).

 4.19*                  Consent to Assignment, dated as of March 1, 2000, by and
                        between the Borough of Sayreville and the Collateral Agent, and consented to by AES Red Oak, L.L.C. (with respect to the
                        Water Supply Agreement).

 5*                     Opinion of Hunton & Williams regarding Legality.

 10.1                   Fuel Conversion Services, Capacity and Ancillary Services
                        Purchase Agreement, dated as of September 17, 1999, and
                        Amendment No. 1, dated as of February 21, 2000, by and
                        between AES Red Oak, L.L.C. and Williams Energy Marketing &
                        Trading Company. (Portions of this exhibit have been omitted pursuant to a request for confidential treatment.)

 10.2(a)                Agreement for Engineering, Procurement and Construction
                        Services, dated as of October 15, 1999, and Amendment No. 1, dated as of February 23, 2000, by and between AES Red Oak,
                        L.L.C. and Raytheon Engineers & Constructors, Inc. (Portions
                        of this exhibit have been omitted pursuant to a request for confidential treatment.)

 10.2(b)                EPC Contract Prepayment Coordination Agreement, dated as of
                        March 14, 2000, between AES Red Oak, L.L.C. and Raytheon
                        Engineers and Constructors, Inc. (Portions of this exhibit have been omitted pursuant to a request for confidential
                        treatment.)

 10.3                   Guaranty, dated as of October 15, 1999, by Raytheon Company in favor of AES Red Oak, L.L.C. (Portions of this exhibit
                        have been omitted pursuant to a request for confidential
                        treatment.)

 10.4                   Maintenance Program Parts, Shop Repairs and Scheduled Outage
                        TFA Services Contract, dated as of December 8, 1999, and
                        Amendment No. 1, dated February 15, 2000, by and between AES
                        Red Oak, L.L.C. and Siemens Westinghouse Power Corporation.
                        (Portions of this exhibit have been omitted pursuant to a
                        request for confidential treatment.)

 10.5                   Development and Operations Services Agreement, dated as of
                        March 1, 2000, by and between AES Sayreville, L.L.C. and AES
                        Red Oak, L.L.C.

 10.7* Water Supply Agreement, dated as of December 22, 1999, by and between AES Red Oak, L.L.C. and the Borough of Sayreville.

 10.8                   Generation Facility Transmission Interconnection Agreement,
                        dated as of April 27, 1999, by and between Jersey Central
                        Power & Light Company d/b/a GPU Energy and AES Red Oak,
                        L.L.C.

 10.9*                  Mortgage, Security Agreement and Assignment of Leases and
                        Income, dated as of March 1, 2000, by and between AES Red
                        Oak, L.L.C. and the Mortgagee.

       EXHIBIT
       NUMBER           DESCRIPTION
---------------------   -----------
 10.10*                 Assignment of Leases and Income, dated as of March 1, 2000, by and between AES Red Oak, L.L.C. and the Collateral Agent.

 10.11* Financial Agreement, dated as of December 3, 1999, by and between AES Red Oak Urban Renewal Corporation and the
                        Borough of Sayreville.

 10.12*                 Promissory Note, dated as of March 15, 2000, of AES Red Oak
                        Urban Renewal Corporation to AES Red Oak, L.L.C.

 10.13* Ground Lease Agreement, dated as of March 1, 2000, by and between AES Red Oak, L.L.C. and AES Red Oak Urban Renewal
                        Corporation.

 10.14* Sublease Agreement, dated as of March 1, 2000, by and between AES Red Oak Urban Renewal Corporation and AES Red
                        Oak, L.L.C.

 10.15* Memorandum of Ground Lease, dated as of March 1, 2000, by and between AES Red Oak, L.L.C. and AES Red Oak Urban
                        Renewal Corporation.

 10.16* Memorandum of Sublease, dated as of March 1, 2000, by and between AES Red Oak Urban Renewal Corporation and AES Red
                        Oak, L.L.C.

 10.17*                 Construction Agency Agreement, dated as of March 1, 2000, by and between AES Red Oak Urban Renewal Corporation and AES
                        Red Oak, L.L.C.

 10.18*                 Leasehold Mortgage, Security Agreement and Assignment of
                        Leases and Income, dated as of March 1, 2000, by and between
                        AES Red Oak Urban Renewal Corporation and AES Red Oak,
                        L.L.C.

 10.19*                 Assignment of Mortgage, dated as of March 1, 2000, by AES
                        Red Oak, L.L.C. in favor of the Collateral Agent.

 10.20* URC Security Agreement, dated as of March 1, 2000, by and between AES Red Oak Urban Renewal Corporation and AES Red
                        Oak, L.L.C.

 10.21*                 Assignment of Leases and Income, dated as of March 1, 2000, by and between AES Red Oak Urban Renewal Corporation and AES
                        Red Oak, L.L.C.

 10.22* Assignment of Assignment of Leases and Income, dated as of March 1, 2000, by AES Red Oak, L.L.C. in favor of the
                        Collateral Agent.

 10.23                  Guaranty, dated as of March 1, 2000, by The Williams
                        Companies, Inc. in favor of AES Red Oak, L.L.C. (PPA
                        Guaranty). (Portions of this exhibit have been omitted pursuant to a request for confidential treatment.)

 23.1*                  Consent of Stone & Webster.

 23.2*                  Consent of ICF Resources Incorporated.

 23.3*                  Consent of Hunton & Williams (contained in Exhibit 5).

 23.4*                  Consent of Deloitte & Touche LLP.

 24* Power of Attorney (included on the signature page of this registration statement).

 25*                    Statement of Eligibility and Qualification on Form T-1 of
                        The Bank of New York, as Trustee under the Indenture.

 27*                    Financial Data Schedule.

 99.1*                  Form of Letter of Transmittal.

 99.2*                  Form of Letter to Clients.

       EXHIBIT
       NUMBER           DESCRIPTION
---------------------   -----------
 99.3*                  Form of Letter to Registered Holders and DTC Participants.

 99.4*                  Form of Notice of Guaranteed Delivery.


------------------------


* Previously filed as an Exhibit to our Company's Registration Statement No. 333-40478 on Form S-4.